Identification and business activity	12 Months Ended
Dec. 31, 2021
Identification and business activity
Identification and business activity

1.     Identification and business activity

(a)          Identification -

Compañía de Minas Buenaventura S.A.A. (hereafter “the Company” or “Buenaventura”) is a publicly traded corporation incorporated in Peru in 1953. The Company stock is traded on the Lima and New York Stock Exchanges through American Depositary Receipts (ADRs), which represent the Company’s shares deposited in the Bank of New York. The Company’s legal domicile is at Las Begonias Street N°415, San Isidro, Lima, Peru. The Company is the ultimate controlling party.

(b)          Business activity -

The Company and its subsidiaries (hereinafter “the Group") are principally engaged in the exploration, mining, concentration, smelting and marketing of polymetallic ores and metals.

The Company operates directly four operating mining units in Peru (Uchucchacua, Orcopampa, Julcani and Tambomayo), two discontinued mining units (Poracota and Shila-Paula), and one mining unit under development stage (San Gabriel). In addition, the Company has a controlling interest in (i) Sociedad Minera El Brocal S.A.A. (hereinafter “El Brocal”), which operates the Colquijirca mining unit; (ii) Minera La Zanja S.R.L. (hereinafter “La Zanja”), which operates La Zanja mining unit; (iii) El Molle Verde S.A.C. (hereinafter “Molle Verde”) which operates Trapiche, a mining unit at the development stage; and (iv) other entities dedicated to energy generation and transmission services, and other activities. All these activities are carried out in Peru. In addition, the Group has a non-significant subsidiary in Mexico related to exploration activities.

Temporary suspension of production at the Uchucchacua mining unit -The Uchucchacua mining unit has presented operational problems that were aggravated by the COVID-19 pandemic (delays in the preparation and exploration of the mine), which forced the Company to reduce the production estimates announced for the years 2020 and 2021. For this reason, on October 15, 2021 Buenaventura requested that the Ministry of Energy and Mines, approve the temporary suspension of activities at its Uchucchacua mine, specifically those related to mining exploitation activities.

The Company's management has estimated that the temporary suspension at the Uchucchacua mining unit will not significantly affect the cash flows originally estimated for the years 2021 and 2022 and, on the contrary, it will allow all the efforts of the operations team to be focused on implementing measures aimed at achieving efficiencies and reducing the cost of operations by the time it is decided to restart. The Company's management evaluated and concluded that there is no impairment of the assets of the Uchucchacua mining unit as a result of the analysis of the recoverable amount based on its value in use, as the temporary stoppage has not significantly affected the value in use.

During the temporary suspension of production, measures will be implemented that will aim to achieve greater operational efficiency, focused on the new strategy for the period 2021 - 2023 focused on exploration activities, re-engineering or redesign of the mine, and on the development of the Yumpag project. Additionally, during the period of temporary suspension of production, the Company will focus on improving the relationship with local communities and will continue with the work related to environmental commitments, such as monitoring, water treatment, waste collection, progressive mine closure, among others.

As a result, the industrial activities in the subsidiary Procesadora Industrial Río Seco S.A. (which receives raw materials from the Uchucchacua mining unit) are suspended until the restart of Uchucchacua’s operations. As of December 31, 2021, the Group had recognized an impairment in this subsidiary; see detail in note 11(b).

(c)          Approval of consolidated financial statements -

The consolidated financial statements as of December 31, 2021 were approved and authorized for issue by the Board of Directors on April 28, 2022 and were approved for issuance in the Group’s annual report on form 20-F by the Group’s Chief Executive Officer and Chief Financial Officer on May 13, 2022; and subsequent events have been considered through May 13, 2022 (See note 37).

(d)         The consolidated financial statements include the financial statements of the following companies:

	Country of
	incorporation	Ownership as of December 31,
	and business	2021		2020
		Direct	Indirect	Direct	Indirect
		%	%	%	%
Mining activities:
Compañía de Minas Buenaventura S.A.A. (*)	Peru	100.00	—	100.00	—
Compañía Minera Condesa S.A.	Peru	100.00	—	100.00	—
Compañía Minera Colquirrumi S.A.	Peru	100.00	—	100.00	—
Sociedad Minera El Brocal S.A.A (**)	Peru	3.19	58.24	3.19	58.24
Inversiones Colquijirca S.A. (**)	Peru	89.76	10.24	89.76	10.24
S.M.R.L. Chaupiloma Dos de Cajamarca	Peru	20.00	40.00	20.00	40.00
Minera La Zanja S.R.L.	Peru	53.06	—	53.06	—
Minera Julcani S.A. de C.V.	Mexico	99.80	0.20	99.80	0.20
Compañía de Minas Buenaventura Chile Ltda. (***)	Chile	—	—	90.00	10.00
El Molle Verde S.A.C.	Peru	99.98	0.02	99.98	0.02
Apu Coropuna S.R.L.	Peru	70.00	—	70.00	—
Cerro Hablador S.A.C.	Peru	99.00	1.00	99.00	1.00
Minera Azola S.A.C.	Peru	99.00	1.00	99.00	1.00

Energy generation and transmission services:
Consorcio Energético de Huancavelica S.A.	Peru	100.00	—	100.00	—
Empresa de Generación Huanza S.A.	Peru	—	100.00	—	100.00

Insurance brokerage:
Contacto Corredores de Seguros S.A.	Peru	99.98	0.02	99.98	0.02
Contacto Risk Consulting S.A. (liquidated (****))	Peru	—	—	—	98.00

Industrial activities:
Procesadora Industrial Río Seco S.A.	Peru	100.00	—	100.00	—

(*)         Includes four operating mining units in Peru (Uchucchacua, Orcopampa, Julcani and Tambomayo), two discontinued mining units (Poracota and Shila-Paula), and one mining unit under development stage (San Gabriel).

(**)       As of December 31, 2021 and 2020, the participation of the Company in the voting rights of El Brocal is 61.43%. Inversiones Colquijirca S.A. (hereafter “Colquijirca”), the Group’s subsidiary (100 % as of December 31, 2021 and 2020), has an interest in El Brocal’s capital stock, through which the Company holds an indirect participation in El Brocal of 58.24% as of December 31, 2021 and 2020.

(***)     On January 21, 2021, the Company sold 100% of its shares of Compañía de Minas Buenaventura Chile Ltda., which were presented as financial investments as of December 31, 2020. The sales price was US$30,000 which has been fully collected.

(****)    During December 2021, the liquidation of this subsidiary was made.

(e)          Discontinued operations

During December 2021, Buenaventura management classified its investment in Minera Yanacocha S.R.L (hereinafter "Yanacocha") as held for sale, the amount of which as of December 31, 2021 was a liability of US$264,838,000.

According to IFRS 5 “Non-current Assets Held for Sale and Discontinued Operations”, the Group's management determined that its operation in Yanacocha qualified to be recognized as a discontinued operation, and reclassified the effects recorded in the income statement to the caption "Net loss from discontinued operations attributable to equity holders of the parent” for the comparative years 2020 and 2019.

On February 7, 2022, Buenaventura entered into binding agreements with Newmont Corporation (hereinafter “Newmont”) to sell its total interest in Yanacocha, see detail in note 10(b).

During 2021 Yanacocha recorded a loss in the result of the year amounting to US$967.7 million, due primarily to the provision for the closure of mines of the Conga mining project for US$1,253 million (US$546.8 million attributable to the participation of Buenaventura).

	2021	2020	2019
	US$(000)	US$(000)	US$(000)
Statements of profit or loss for the years ended December 31:
Sales of goods	529,817	620,162	739,302

Other comprehensive income (loss)	(643)	(123)	1,246

Net loss	(967,682)	(165,449)	(95,257)

Share in results	(422,394)	(72,219)	(41,580)

During 2020, the Group sold its Mallay mining unit classified as discontinued during 2019 under IFRS 5 “Non-current Assets Held for Sale and Discontinued Operations”. The sales price was US$10 million (US$8.5 million plus Value added tax) with a related cost of US$3.6 million net of income from the reversal of provision for mining unit closure of

US$5.1 million. As of December 31, 2021, the buyer has refinanced the first installment that was due in December 2021. The Company expects to collect it the balance in 2022.

For the years ended December 31, 2021, 2020 and 2019, the mining units with discontinued operations were Yanacocha, Mallay, Poracota and Shila-Paula are presented below:

	2021	2020	2019
	US$(000)	US$(000)	US$(000)

Sales	—	(1)	97
Cost of sales	—	—	(2)
Gross profit (loss)	—	(1)	95

Operating income (expenses), net
Discontinued operation of Yanacocha	(422,394)	(72,219)	(41,580)
Changes in provision for closure of mining units, note 15(b)	(3,021)	(58)	(1,912)
Reversal (provision) of contingent and others	(2,136)	13	(134)
Changes in environmental liabilities provision	(1,014)	—	—
Administrative expenses	(335)	(1,117)	(8,009)
Depreciation and amortization, note 11(h)	(14)	(2,126)	(39)
Income from sale of development costs, property, plant and equipment (sale of Mallay mining unit)	—	7,976	—
Reversal of provision for closure of mining unit (sale of Mallay mining unit), note 15(b)	—	5,093	—
Reversal of provision for impairment of value of inventory (sale of Mallay mining unit), note 8(c)	—	1,220	—
Income from sale of supplies (sale of Mallay mining unit)	—	606	—
Cost of sale of development costs, property, plant and equipment, note 11(a)	—	(3,099)	(44)
Cost of sale of supplies (sale of Mallay mining unit)	—	(1,711)	—
Impairment of value of inventory, note 8(c)	—	(377)	(320)
Others, net	(79)	(846)	117

Total operating expenses, net	(428,993)	(66,645)	(51,921)

Operating loss	(428,993)	(66,646)	(51,826)
Finance costs, note 15(b)	(25)	(176)	(266)
Net gain (loss) from currency exchange difference	—	12	(2)
Loss before income tax	(429,018)	(66,810)	(52,094)
Income tax	41,414	—	—

Loss from discontinued operations	(387,604)	(66,810)	(52,094)

The net cash flows used by the mining units with discontinued operations are presented below:

	2021	2020	2019
	US$(000)	US$(000)	US$(000)

Operating activities	—	—	(2)
Investing activities	—	—	—
Decrease in cash and cash equivalents for the year	—	—	(2)

(f)          COVID-19 (Corona Virus Disease 2019) in Peru

The Group’s operations are subject to risks related to outbreaks of infectious diseases. For example, the recent outbreak of coronavirus COVID-19. Since March 15, 2020, and by means of Supreme Decree No. 044-2020, the Peruvian State declared a State of National Emergency and mandatory social isolation for an initial period of fifteen calendar days, with subsequent extensions. During the initial phase, constitutional rights related to personal freedom and security, inviolability of the home and freedom of assembly were restricted, except for the provision and access to certain services and essential goods, such as those related to financial institutions, insurance and pensions, as well as complementary and related services. Operations at a national level have now resumed according to a phase plan issued by the Peruvian State.

In March, April, May and June 2020, direct operations of the Group were limited to those that are critical to ensuring the functionality of the mine pumping systems, water treatment plants, energy supply, hydroelectric substations, health services and overall minimum safety conditions, administrative supervision, security conditions, including filling and general support, among others. The production stoppage dates were as follows:

Phase 1 (initiated on May 16, 2020)

●	Tambomayo
●	Uchucchacua
●	El Brocal (Tajo Norte and Marcapunta)

Phase 2 (initiated on June 16, 2020)

●	Orcopampa
●	Julcani
●	La Zanja

Considering that the start of the quarantine began in the second half of March, the Group's mining units have operated below the planned volume for 2020, which is reflected in the variation in sales. In 2020, the Group's unabsorbed cost due to production stoppage amounted to a total amount of US$27.8 million (net of intercompany eliminations), see note 22.

Depreciation and amortization incurred during the production stoppage amounts to US$10.8 million for the year 2020, which is included in “Depreciation and amortization” caption in the consolidated statements of profit or loss.

In January 2021, in response to the significant increase in the number of infections, the number of deaths and the saturation of the health system, the Peruvian Government decreed compulsory social immobilization in ten regions of the country, with the exception of some sectors such as agriculture, energy, hydrocarbons, mining, construction, etc., thus it did not affect the Company's operations. This second confinement phase, had an initial period of fifteen days from January 31, being extended by 14 days until February 28, 2021. As of March 1, 2021 and for an initial period of 14 days (which continued to be renewed throughout 2021 and into 2022), new measures have been applied to mitigate the COVID-19 pandemic in the country.

The ultimate severity of the Coronavirus outbreak is uncertain at this time and therefore the Group cannot predict the possible impact on the world, the Peruvian economy, the international financial markets, or ultimately on the Group’s financial condition. However, as part of the business continuity and progress of operations, the Group has been executing its business plan, which expects that sales levels will continue to increase in the short and medium term, considering normal regularization of operations, the current commercial landscape and increase in metal prices.

Minera Yanacocha SRL and subsidiary [Member]
Identification and business activity
Identification and business activity

1.     Identification and business activities of the Company

(a)	Identification -

Minera Yanacocha S.R.L. hereinafter “the Company” or “Yanacocha”, was incorporated in Peru on January 14, 1992 and commenced operations in 1993. The Company is currently engaged in the production, exploration and development of gold under the mining concessions it owns or that are owned by S.M.R.L. Chaupiloma Dos de Cajamarca (Chaupiloma). Future projects could include the production, exploration and development of copper as well.

At the year-end, the Company was 51.35% owned by Newmont Second Capital Corporation, a 100% indirectly owned subsidiary of Newmont Corporation ("Newmont", the ultimate Parent company), 43.65% owned by Compañía Minera Condesa S.A., which is 100% owned by Compañía de Minas Buenaventura S.A.A. (Buenaventura) and 5% owned by Summit Global Management II VB, a wholly-owned subsidiary of Sumitomo Corporation.

The controlling Partners of the Company (or their affiliates) also own the controlling interest in Chaupiloma. In accordance with a mining lease agreement, amended and effective on January 1, 1994, the Company pays Chaupiloma a 3% royalty based on quarterly production sold at current market prices, after deducting refinery and transportation costs. The royalty agreement expires in 2032.

In February 2022, Newmont completed the acquisition of Buenaventura's 43.65% noncontrolling interest in Yanacocha for $300 million cash consideration, certain royalties on any production from other future potential projects, and contingent payments of up to $100 million tied to the outstanding Yanacocha tax dispute (see note 24), higher metal prices and achieving commercial production at the Yanacocha Sulfides project. In addition, certain changes were made to the Chaupiloma royalty agreement. Upon close of the Yanacocha Transaction, Newmont's ownership interest in Yanacocha increased to 95%.

The Company’s legal domicile is at La Paz avenue No. 1049 office 401, Miraflores, Lima Peru.

(b)	Business activities-

In order to perform its activities, the Company is required to obtain mining concessions or provisional permits for exploration and processing concessions for the treatment of mining ores from the Peruvian Ministry of Energy and Mines (MEM). Under Peru’s current legal and regulatory regime, these mining and processing rights are maintained by meeting a minimum annual level of production or investment and by the annual payment of a concession fee. A fine is payable for the years in which minimum production or investment requirements are not met. No fines were in the last years in relations to the Company's concessions. The Company holds mining concessions which exploration and processing rights do not expires as long as the Company comply with the legal requirements. To date the Company has complied with all the applicable legal requirements related to its concession rights.

The Company’s operations are located approximately 375 miles (604 kilometers) north of Lima and 30 miles (48 kilometers) north of the city of Cajamarca and are primarily accessible by paved roads. The Yanacocha property began production in 1993 and consists of the following open pit mines: (i) the La Quinua Complex, (ii) the Yanacocha Complex, (iii) the Carachugo Complex and Maqui Maqui. In addition, The Company has (i) four leach pads (La Quinua, Yanacocha, Carachugo and Maqui Maqui), (ii) three gold processing plants (Pampa Larga, Yanacocha Norte and La Quinua), one limestone processing facility (China Linda) and (iv) one mill (Yanacocha Gold Mill).

The La Quinua Complex mined material from the La Quinua Sur and the Tapado Oeste Layback and finished mining operations in 2021.

The Yanacocha Complex mined material from the Yanacocha Layback and Yanacocha Pinos, which will finish mining operations in 2022. The Yanacocha Complex began operations in 1997 and has had limited mining operations in recent years.

The Carachugo Complex and Maqui Maqui includes mined material from multiple mines that are no longer in operation and continued residual gold leaching. In addition, the Carachugo Complex includes processed material from the Quecher Main project, which is an open pit within the existing footprint of Yanacocha and began operating in October 2019. This project will add oxide production at Yanacocha is the primary source of ore for the Yanacocha operation (to 2027) ahead of an investment in the Sulfides project. During 2021 and 2020, the ounce production of the project was 63,000 oz and 55,000 oz of gold respectively.

Yanacocha’s gold processing plants are located adjacent to the solution storage ponds and are used to process gold-bearing solutions from Yanacocha’s leach pads through a network of solution-pumping facilities and the Yanacocha Gold Mill processes high-grade gold ore to produce a gold-bearing solution for treatment at the La Quinua processing plant, followed by Merrill - Crowe zinc precipitation and smelting where a final dore product is poured. The dore is then shipped offsite for refining and is sold on the worldwide gold markets. The Yanacocha Gold Mill ceased current operations in February 2021.

Gold mining requires the use of specialized facilities and technology. The Company relies heavily on such facilities and technology to maintain production levels. Also, the cash flows and profitability of the Company’s operations are significantly affected by the market price of gold. Gold prices can fluctuate widely and are affected by numerous factors beyond the Company’s control. During 2021, 2020 and 2019 the Company produced 264,000, 340,000 and 527,000 of gold ounces, respectively.

Brownfield exploration and development for new reserves is ongoing, within the existing footprint of Yanacocha. In addition, the Company continues to evaluate the potential for mining oxide and sulfide gold and copper mineralization.

Conga project

The Conga Project consists of two gold-copper porphyry deposits located northeast of the Yanacocha operating area in the provinces of Celendin, Cajamarca and Hualgayoc. There is no exploration and (or) development of new reserves, the reserve balances reported for Conga in 2014 were reclassified to mineralized material in 2015.

The Conga project has historically been the target of local political and community protests, some of which, many years back, blocked the road between the Yanacocha mine and Conga project complexes and the City of Cajamarca in Peru and resulted in vandalism and equipment damage. While recently roadblocks and protests have diminished and focused on local political activism and labor disputes, the Company cannot predict whether similar or more significant incidents will occur in the future. The recurrence of significant political or community opposition or protests could continue to adversely affect the Conga Project’s development, other new projects in the area and the continued operation of Yanacocha.

Construction activities on the Conga project were suspended in 2011, at the request of Peru’s central government following protests in Cajamarca by anti-mining activists led by the regional president. At the request of the Peruvian central government, the environmental impact assessment prepared in connection with the project was reviewed by independent experts in an effort to resolve allegations around the environmental viability of Conga. This review concluded that the environmental impact assessment complied with international standards and provided recommendations to improve water management. Based on the Company's internal project portfolio evaluation process, the Company has reprioritized other projects ahead of the Conga project, and therefore does not anticipate developing Conga in the next ten years. Due to the uncertainty surrounding the project’s development timeline, the Company has allocated its exploration and development capital to other projects in its portfolio. As a result, the Conga project is currently in care and maintenance and Management will continue to evaluate long-term options to progress development of the Conga project. Should the Company be unable to develop the Conga project or conclude that future development is not in the best interest of the business, a future impairment charge may result.

During 2021, the Company entered into a binding agreement to sell certain equipment and assets for the Conga project, for total cash proceeds of US$68 million , net of associated cost for sale for US$46 million. The book value of these assets before classification as held for sale was US$174 million, accordingly, the Company recognized an expense of US$152 million. Pursuant to the terms of the agreement, the sale is expected to close upon delivery of the assets and receipt of the final payment at which time title and control of the assets will transfer, currently expected to occur within approximately one year. As of December 31, 2021, the Company has collected US$17 million as part of the initial payment of the transaction.

The Central Government of Peru supported responsible mining as a vehicle for the growth and future development of Peru. However, the Company is unable to predict whether the Central government will continue to take similar positions in the future.

Previous regional governments of Cajamarca and other political parties actively opposed certain mining projects in the past, including by protests, community demands and road blockages, which may occur again in the future. The Company is unable to predict the positions that will be taken by the Central or regional government and neighboring communities in the future and whether such positions or changes in law will affect current operations and new projects at Yanacocha or Conga. Risks related to mining and foreign investment under the new administration include, without limitation, risks to mining concessions, land tenure and permitting, increased taxes and royalties, nationalization of mining assets and increased labor regulations, environmental and other regulatory requirements. Any change in government positions or laws on these issues could adversely affect the assets and operations of Yanacocha or Conga, which could have a material adverse effect on our results of operations and financial position. Additionally, the inability to develop Conga or operate at Yanacocha could have an adverse impact on the Company's growth and production in the region.

Should the Company be unable to develop the Conga project, the Company may have to consider other alternatives for the project, which may result in a future impairment charge. The total assets at Conga as of December 31, 2021 and 2020 were US$262 million and US$449.8 million, respectively.

Sulfides project

This project represents a stream of sulfide resources development that will be achieved by processing high-grade metal dominant sulfide ores from Yanacocha Verde Phase 1 and Chaquicocha underground deposits within Yanacocha’s operational footprint, through an integrated process flow sheet that includes the addition of new flotation, pressure oxidation, neutralization, solvent extraction and electrowinning facilities. The Sulfides project is in the final feasibility stage, and the Company expects to begin with the development stage of the project in the second half of the year 2022. During 2021, the Board of Newmont approved an investment of US$500 million to continue to the development phase of the Sulfide project.

Negative equity

Currently, the Company has negative equity due to recognition of the update of the reclamation liability in 2021, see note 13. Its Partners´ equity is lower than one third of its Partners´ contribution as of December 31, 2021 and shows a deficit of US$ 643,938,000. In accordance with Articles 407 and 423 of Peruvian Corporations Law, the Company is within a cause of dissolution and irregular situation, until it regularizes its status. The Company is economically supported by its Partners and Management is assessing legal ways to rectify this situation in the following twelve months, including obtaining new capital contributions from its controlling Partner.

(c)	Approval of consolidated financial statements -

The consolidated financial statements as of December 31, 2021 were approved by the Company’s Management on May 13, 2022, and subsequent events have been considered through that date. Those shareholders have the authority to approve and or otherwise modify the consolidated financial statements. The consolidated financial statements as of December 31, 2020 were approved by the Partners’ Meeting held on March 29, 2021.

(d)	Covid 19 outbreak -

Covid-19, an infectious disease caused by a new coronavirus, was declared a global pandemic by the World Health Organization on March 11, 2020. Measures to decrease the spread of Covid-19 have had a significant impact on the Global economy.

On March 15, 2020, the Peruvian Government declared a state of emergency at the national level, closing all businesses considered non-essential (the exceptions were the production and marketing of food, pharmaceutical products, financial services and health). Despite the fact that the state of emergency remained in force until October 31, 2020, the Peruvian Government allowed the early restart of the economic activities of certain industries. After the interruption of operations for 61 days, the Company resumed near normal operations as of the month of September 2020.

The Company has taken various measures to preserve the health of its employees and to prevent contagion in the administrative and operational areas of each subsidiary, such as remote work, reorganization of its facilities, rigorous cleaning of work environments, distribution of equipment personal protection, preventive tests before access to the mining unit and body temperature measurement, and requirement for full vaccination.

Sociedad Minera Cerro Verde S.A.A.
Identification and business activity
Identification and business activity

1.     Identification and business activity

(a)	Identification -

Sociedad Minera Cerro Verde S.A.A. (the Company) was incorporated in Peru on August 20, 1993, as a result of the privatization process of certain mining units carried out by the Peruvian State in that year. The Company’s shares began being listed on the Lima Stock Exchange on November 14, 2000.

Through its subsidiary Cyprus Climax Metals Company, Freeport Minerals Corporation (FMC), a wholly owned subsidiary of Freeport-McMoRan Inc. (Freeport), owns 53.56% of the voting shares of the Company, SMM Cerro Verde Netherlands B.V. (SMM Cerro Verde), a subsidiary of Sumitomo Metal Mining Company Ltd. (Sumitomo), owns 21.00%, Compañía de Minas Buenaventura S.A.A. (Buenaventura) owns 19.58%, and other stakeholders own the remaining 5.86%.

The Company’s legal address is Jacinto Ibañez Street N°315 - Parque Industrial, Arequipa in the city of Arequipa and the ore deposit is located 20 miles southwest of that city (Asiento Minero Cerro Verde S/N Uchumayo – Arequipa).

(b)	Business activity -

The Company’s activities are regulated by the Peruvian General Mining Law and comprise the extraction, production and sale of copper cathodes, copper concentrate and molybdenum concentrate.

Cerro Verde’s operation consists of an open-pit copper mine, with a processing capacity of 548,500 metric ton-per-day that includes (i) concentrator facilities with a 409,500 metric ton-per-day permitted capacity (361,500 metric ton-per-day before the expansion approved by the Ministry of Energy and Mines during 2018), (ii) solution extraction and electrowinning (SX/EW) leaching facilities with leach copper production derived from a 39,000 metric ton-per-day crushed leach facility and (iii) a run-of-mine (ROM) leach system with a capacity of 100,000 metric ton-per-day. This SX/EW leaching operation has a production capacity of approximately 200 million pounds of copper per year. The leaching and flotation process carried out at these plants are part of the benefit concession “Planta de Beneficio Cerro Verde.”

(c)	COVID-19 outbreak in Peru -

On March 15, 2020, the Peruvian government issued a Supreme Decree and declaration of a National Emergency in its efforts to contain the outbreak of COVID-19. The order was initially for fifteen days but was subsequently extended for different periods through March 31, 2022.

During the year 2021, Cerro Verde milling rates at concentrator plants averaged 380,300 metric tons per day. Subject to ongoing monitoring of COVID-19 protocols, Cerro Verde is targeting milling rates to increase to approximately 400,000 metric tons of ore per day during 2022 . During 2020, Cerro Verde temporarily went into a state of care and maintenance and adjusted its operations to prioritize critical activities , in order to comply with government requirements. As a result, the Company revised its operating plans (milling rates at concentrator plants averaged 331,600 metric tons per day). A summary of the impacts and charges associated with COVID-19 are detailed in Note 15(b).

Cerro Verde continues to update its Plan for the Surveillance, Prevention and Control of COVID-19 at work. The implementation of these prevention, early detection and response measures and actions helps to control the risk of spread and health impacts caused by the COVID-19 pandemic during the development of operational activities.

(d)	Financial statements approval –

The financial statements for the year ended December 31, 2021 were approved by Company’s Management on May 13, 2022 and the subsequent events have been considered through those dates.

The financial statements for the year ended December 31, 2020, were approved at the Board of Directors’ Meetings on April 29, 2021.